Note 1 - Description of the Business	12 Months Ended
Dec. 31, 2011
Nature of Operations [Text Block]
Note 1. DESCRIPTION OF THE BUSINESS

Wells-Gardner Electronics Corporation is a global distributor and manufacturer of liquid crystal display (LCD), video monitors and other related distribution products for a variety of markets including, but not limited to, gaming machine manufacturers, casinos, coin-operated video game manufacturers and other display integrators. The Company’s primary business is the distribution, design, manufacture, assembly, service and marketing of color LCD video monitors, gaming supplies and other components, with facilities in the United States and manufacturing subcontract relationships with two separate Taiwanese electronics companies to manufacture LCD video displays in China.  The Company is also a licensed distributor of video gaming terminals in Illinois.